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                                                                    Exhibit 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of GBC Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry
D. Key, Chief Executive Officer of the Company, and I, John Hopkins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Larry D. Key
                                  ---------------------------------------------
                                  Larry D. Key, President and Chief Executive
                                  Officer
                                  (Principal Executive Officer)

                                  /s/ John T. Hopkins III
                                  ---------------------------------------------
                                  John T. Hopkins III, Chief Financial Officer
                                  (Principal Financial Officer)

March 22, 2005